--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Premium Income Realty Fund for the quarter ended March 31, 2005. The net asset value at that date was $21.02 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $19.17 per share. The total return, including income, for Cohen & Steers Premium Income Realty Fund and the comparative benchmarks were:

                                                           TOTAL RETURN,
                                                           QUARTER ENDED
                                                              3/31/05
                                                       ----------------------
                                                         MARKET     NET ASSET
                                                         PRICE(a)     VALUE(a)
                                                         ------      ------
Cohen & Steers Premium Income Realty Fund............    -10.7%       -9.7%
NAREIT Equity REIT Index(b)..........................     -7.1%       -7.1%
Morgan Stanley REIT Preferred Index(c)...............     -0.7%       -0.7%

    The asset mix of the fund at quarter-end consisted of 83.1% REIT common stocks, 16.4% preferred stocks and other fixed-income investments, and 0.5% cash. The preferred allocation provides diversification benefits and helps increase the income potential of the fund.

    During the quarter, three monthly dividends of $0.15 per share were paid to common shareholders. In addition, the fund's board of directors declared three monthly dividends of $0.15 per share, payable in April, May and June.

INVESTMENT REVIEW

    Over the past several quarters, we have focused on the rebound in real estate fundamentals when determining the outlook for real estate stocks. The performance of real estate stocks during the past two years, in

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(c) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.

--------------------------------------------------------------------------------
                                       1

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

our view, demonstrates that the market has come to appreciate the budding turnaround in property occupancies and rents.

    More recently, however, forces outside the real estate industry have begun to shape the behavior of the REIT and broader markets. Headwinds have started to blow, perhaps not hard enough to endanger the U.S. economic and real estate recoveries, but sufficient enough, we believe, to slow their pace and generate upheaval in some segments of the economy.

    The financial press has invoked a laundry list of concerns, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and with the Federal Reserve's persistent monetary tightening. As the Fed reverses the accommodative monetary stance that returned the economy to a normal growth trajectory, we believe economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve (short-term and long-term interest rates almost equal) is hinting at this, as it typically does.

    REIT share prices have fallen farther than most of the broader equity market indexes, in an abrupt turnaround from last year. Health care, which had a -11.2% total return, was the worst performing property sector in the first quarter -- not surprising given that, unlike most types of real estate, flattish lease terms tend to make this group more interest rate-sensitive. Industrial and mixed office/industrial REITs, returning -10.5% and -9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers. Two mall companies, Mills Corporation and Macerich Company, and Maguire Properties, an office REIT, were among the poorest performing stocks in our portfolio, returning -16.1%, -14.2% and -11.6%, respectively. Stock selection in the regional mall and office sectors were the largest detractors from our relative performance.

    Self storage was the best performing property type in the quarter with a 0.8% total return. U-Store-It Trust, which returned 1.5%, was one of our best performing stocks. Our strongest investment was Equity Office Properties, which returned 5.2%. Our overweight in the office sector, which returned -3.3%, driven in our view by the sustained recovery in office fundamentals, contributed significantly to our relative performance. The largest contributor to our performance during the quarter was our allocation to REIT preferred stocks. REIT preferreds, 16.1% of the portfolio, were down only slightly in the quarter, significantly exceeding REIT common stocks on a total return basis.

    Our view of why REIT share prices declined during the quarter is distinct from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets during the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which, we believe, may exist in some overheated single-family housing markets but certainly not among commercial property types.

--------------------------------------------------------------------------------
                                       2

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005, precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more simple explanation is that, after strong returns, investors merely took profits, in a financial market environment that already was subject to overall poor investor sentiment.

    In the meantime, despite this choppy period in the market for REITs, many companies took advantage of expanding acquisition opportunities. We believe that most commercial property types are in recovery in most regions of the U.S., and that REITs, in response, are beginning to expand their portfolios more rapidly. The flow of real estate assets from private hands to public companies has accelerated dramatically in the last quarter. Announcements of billion dollar acquisitions have become routine. However, in contrast to the mid-1990s when REITs made huge volumes of acquisitions and issued large amounts of common stock to pay for them, today's acquisitions appear to be financed largely with lower cost capital. In the first quarter alone, REITs announced purchases of over $10 billion of privately held real estate while raising only $1.3 billion of equity capital. These acquisitions can potentially enhance their growth rates and have increased the scope of property portfolios they control.

INVESTMENT OUTLOOK

    Many investors seem to be concerned that we are inevitably headed for a REIT bear market similar to the one that began in 1998. However, in early 1998, real estate fundamentals peaked after accelerating for six years. Buildings were full and a construction boom was underway. Valuations were excessive -- REITs traded at a 25% premium to the value of their underlying real estate assets -- and investor sentiment was positive. None of these conditions exist today, in our view.

    We believe that investors may want to consider the environment REITs faced in the 1994 period. The Fed had aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to sustain itself for another six years as a result. As the stock market began to incorporate expectations for a slowing economy, REIT returns moderated in 1994, to just 3.2% (the S&P 500 returned 1.3% in 1994), after generating average annual total returns of 23% the prior three years. As the economy stabilized after this 'mid-course correction,' REITs went on to generate an average return of 24% annually for the next three years.

    While the Fed's current tightening cycle will inevitably cause some dislocations, and while current economic growth may slow somewhat in the near term, we believe we are still at the beginning of a recovery in most real estate markets. REIT earnings growth, in our view, may not accelerate as quickly, near-term, as the economy undergoes this correction, although we believe there will be continued healthy growth. Very little new construction is underway and we believe replacement costs -- the long run determinant of real estate value -- will continue to

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

rise with raw material costs. Vacancy rates have declined while effective rents have risen, a trend that we believe will continue. We therefore expect REITs to enjoy a strong period of internal growth, even without the benefit of new property acquisitions. In addition, we believe profitable acquisition and development opportunities exist for the skilled players who can access inexpensive capital.

    By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful. As a result, we believe that REIT investments will continue to deliver competitive total returns.

Sincerely,


               MARTIN COHEN               ROBERT H. STEERS
               MARTIN COHEN               ROBERT H. STEERS
               President                  Chairman


               JOSEPH M. HARVEY           JAMES S. CORL
               JOSEPH M. HARVEY           JAMES S. CORL
               Portfolio Manager          Portfolio Manager


  ----------------------------------------------------------------
         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases,
    profiles of our senior investment professionals, and an
    overview of our investment approach.
  ----------------------------------------------------------------


--------------------------------------------------------------------------------
                                       4

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


  ----------------------------------------------------------------

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2005, AMPS represented 36% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 65% of our borrowings at an average interest rate of 3.68%, for an average remaining period of 3.1 years (when we first entered into the swaps, the average term was 5.0 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                          LEVERAGE FACTS(a)

      Leverage (as % of managed net assets)........    36%
      % Fixed Rate.................................    65%
      % Variable Rate..............................    35%
      Average Rate on Swaps........................  3.68%
      Average Term on Swaps........................   3.1 years
      Current Rate on AMPS.........................   3.1%
  ----------------------------------------------------------------



-------------------
(a) Data as of March 31, 2005. Information is subject to change.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
                                                              VALUE      MANAGED ASSETS
     SECURITY                                              -----------   --------------
 1.  Equity Office Properties Trust......................  $44,369,438        4.26%
 2.  Vornado Realty Trust................................   41,998,401        4.03
 3.  Mack-Cali Realty Corp. .............................   35,845,040        3.44
 4.  Ventas..............................................   33,915,648        3.26
 5.  Mills Corp. ........................................   33,591,500        3.22
 6.  Archstone-Smith Trust...............................   33,308,415        3.20
 7.  Liberty Property Trust..............................   32,677,040        3.14
 8.  Macerich Co. .......................................   32,490,144        3.12
 9.  Arden Realty........................................   31,730,990        3.05
10.  Brandywine Realty Trust.............................   28,996,400        2.79


                                SECTOR BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                   [GRAPHIC]

            Office/Industrial............................... 35.64
            Shopping Center................................. 18.01
            Residential..................................... 13.97
            Health Care..................................... 10.71
            Diversified..................................... 10.61
            Hotel...........................................  3.65
            Mortgage........................................  3.26
            Cash & Other Assets in Excess of Liabilities....  1.95
            Self Storage....................................  1.14
            Other...........................................  1.06


--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD(a)
                                                 ---------   --------------   ------------
EQUITIES                               152.05%(b)
  COMMON STOCK                         128.16%
    DIVERSIFIED                         13.86%
         Capital Trust -- Class A..............     66,200   $    2,196,516       6.63%
         Colonial Properties Trust.............    514,400       19,758,104       7.03
         Crescent Real Estate Equities Co......    883,300       14,433,122       9.18
         iStar Financial.......................    336,800       13,869,424       7.12
         Vornado Realty Trust..................    606,300       41,998,401       4.39
                                                             --------------
                                                                 92,255,567
                                                             --------------
    HEALTH CARE                         15.83%
         Health Care Property Investors........  1,037,400       24,347,778       7.16
         Healthcare Realty Trust...............    191,500        6,978,260       7.14
         Health Care REIT......................    555,800       17,785,600       7.50
         LTC Properties........................    115,200        1,998,720       6.92
         Nationwide Health Properties..........  1,009,400       20,399,974       7.32
         Ventas................................  1,358,800       33,915,648       5.77
                                                             --------------
                                                                105,425,980
                                                             --------------
    HOTEL                                2.82%
         Hospitality Properties Trust..........    408,100       16,479,078       7.13
         Strategic Hotel Capital...............    157,900        2,321,130       5.99
                                                             --------------
                                                                 18,800,208
                                                             --------------
    INDUSTRIAL                           3.21%
         First Industrial Realty Trust.........    564,200       21,343,686       7.35
                                                             --------------
    MORTAGE                              4.65%
         Gramercy Capital Corp.(c).............    680,000       11,934,000       4.51
         Newcastle Investment Corp.............    643,237       19,039,815       8.45
                                                             --------------
                                                                 30,973,815
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on net assets applicable to common shares of the fund.
(c) This security is restricted and cannot be resold without prior registration under the Securities Act of 1933 unless pursuant to an exemption therefrom. The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    OFFICE                              42.06%
         Arden Realty..........................    937,400   $   31,730,990       5.97%
         BioMed Realty Trust...................     58,900        1,213,340       5.24
         Boston Properties.....................    233,600       14,069,728       4.32
         Brandywine Realty Trust...............  1,021,000       28,996,400       6.20
         CarrAmerica Realty Corp. .............    848,500       26,770,175       6.34
         Equity Office Properties Trust........  1,472,600       44,369,438       6.64
         HRPT Properties Trust.................    947,400       11,283,534       7.05
         Highwoods Properties..................    559,200       14,997,744       6.34
         Kilroy Realty Corp. ..................     82,000        3,354,620       4.99
         Mack-Cali Realty Corp. ...............    846,400       35,845,040       5.95
         Maguire Properties....................    507,800       12,126,264       6.70
         Prentiss Properties Trust.............    840,400       28,708,064       6.56
         Reckson Associates Realty Corp. ......    865,500       26,570,850       5.53
                                                             --------------
                                                                280,036,187
                                                             --------------
    OFFICE/INDUSTRIAL                    6.18%
         Liberty Property Trust................    836,800       32,677,040       6.25
         Mission West Properties...............    802,300        8,504,380       6.04
                                                             --------------
                                                                 41,181,420
                                                             --------------
    RESIDENTIAL                         19.15%
       APARTMENT                        18.43%
         AMLI Residential Properties Trust.....     65,000        1,780,350       7.01
         American Campus Communities...........    111,900        2,349,900       6.43
         Archstone-Smith Trust.................    976,500       33,308,415       5.04
         AvalonBay Communities.................    374,100       25,023,549       4.25
         Camden Property Trust.................    331,800       15,604,554       5.40
         Education Realty Trust(a).............    187,800        3,123,114         --
         GMH Communities Trust.................    408,000        4,777,680       7.77
         Gables Residential Trust..............    466,500       15,534,450       7.24
         Home Properties.......................    303,100       11,760,280       6.49
         Mid-America Apartment Communities.....    258,800        9,446,200       6.41
                                                             --------------
                                                                122,708,492
                                                             --------------

-------------------
(a) Nonincome producing security.

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                                       8

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
       MANUFACTURED HOME                 0.72%
         Affordable Residential Communities....    379,700   $    4,803,205       9.88%
                                                             --------------
         TOTAL RESIDENTIAL.....................                 127,511,697
                                                             --------------
    SELF STORAGE                         1.78%
         Extra Space Storage...................    268,600        3,626,100       6.74
         Sovran Self Storage...................     71,500        2,833,545       6.11
         U-Store-It Trust(a)...................    309,000        5,376,600         --
                                                             --------------
                                                                 11,836,245
                                                             --------------
    SHOPPING CENTER                     18.62%
       COMMUNITY CENTER                  6.58%
         Cedar Shopping Centers................    228,400        3,252,416       6.32
         Heritage Property Investment Trust....    385,800       11,450,544       7.08
         Inland Real Estate Corp...............     79,800        1,199,394       6.25
         Kramont Realty Trust..................    230,500        5,393,700       5.56
         New Plan Excel Realty Trust...........    189,400        4,755,834       6.57
         Ramco-Gershenson Properties Trust.....    652,600       17,718,090       6.45
                                                             --------------
                                                                 43,769,978
                                                             --------------
       REGIONAL MALL                    12.04%
         Glimcher Realty Trust.................    594,700       14,094,390       8.11
         Macerich Co...........................    609,800       32,490,144       4.88
         Mills Corp............................    635,000       33,591,500       4.74
                                                             --------------
                                                                 80,176,034
                                                             --------------
         TOTAL SHOPPING CENTER.................                 123,946,012
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $622,195,279)..........                 853,310,817
                                                             --------------

-------------------
(a) Nonincome producing security.

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                                       9

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
  PREFERRED STOCK                       23.89%
    DIVERSIFIED                          2.75%
         Colonial Properties Trust, 8.125%,
            Series D...........................    190,300   $    4,818,396       8.02%
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)......      8,800          189,376       7.84
         Crescent Real Estate Equities Co.,
            9.50%, Series B....................    127,200        3,389,880       8.91
         Digital Realty Trust, 8.50%,
            Series A...........................     82,300        2,139,800       8.17
         Entertainment Properties Trust, 7.75%,
            Series B...........................    110,000        2,756,600       7.73
         iStar Financial, 7.875%, Series E.....     35,000          889,700       7.74
         iStar Financial, 7.80%, Series F......    100,000        2,585,000       7.54
         iStar Financial, 7.65%, Series G......     60,000        1,507,800       7.59
                                                             --------------
                                                                 18,276,552
                                                             --------------
    HEALTH CARE                          0.92%
         Health Care REIT, 7.625%, Series F....    182,900        4,572,500       7.62
         Omega Healthcare Investors, 8.375%,
            Series D...........................     60,000        1,560,000       8.05
                                                             --------------
                                                                  6,132,500
                                                             --------------
    HOTEL                                2.89%
         Equity Inns, 8.75%, Series B..........    180,000        4,631,400       8.52
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................     26,500          655,610       7.88
         FelCor Lodging Trust, 9.00%,
            Series B...........................     25,100          645,070       8.84
         FelCor Lodging Trust, 8.00%,
            Series C...........................     81,800        1,922,300       8.31
         Host Marriott Corp., 10.00%,
            Series B...........................     69,100        1,735,792       9.92
         Host Marriott Corp., 10.00%,
            Series C...........................     99,200        2,538,528       9.77
         Host Marriott Corp., 8.875%,
            Series E...........................     40,000        1,078,000       8.23
         Host Marriott Financial Trust, 6.75%,
            QUIPS (Convertible)(a).............     17,300          966,638       6.05
         LaSalle Hotel Properties, 10.25%,
            Series A...........................     25,400          678,180       9.60
         Strategic Hotel Capital, 8.50%,
            Series A, 144A.....................    111,200        2,766,100       8.54
         Sunstone Hotel Investors, 8.00%,
            Series A...........................     66,000        1,646,700       8.00
                                                             --------------
                                                                 19,264,318
                                                             --------------
    INDUSTRIAL                           0.01%
         ProLogis, 8.54%, Series C.............        980           57,391       7.29
                                                             --------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities.

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                                       10

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    MORTGAGE                             0.45%
         Newcastle Investment Corp., 9.75%,
            Series B...........................    111,300   $    2,993,970       9.08%
                                                             --------------
    OFFICE                               4.24%
         Alexandria Real Estate Equities,
            9.10%, Series B....................      2,000           52,620       8.74
         Cousins Properties, 7.75%,
            Series A...........................     87,660        2,213,415       7.67
         Cousins Properties, 7.50%,
            Series B...........................    178,000        4,450,000       7.46
         HRPT Properties Trust, 8.75%,
            Series B...........................    400,000       10,692,000       8.18
         Highwoods Properties, 8.625%,
            Series A...........................      2,679        2,729,231       8.47
         Highwoods Properties, 8.00%,
            Series D...........................     57,500        1,437,500       8.00
         Kilroy Realty Corp., 7.50%,
            Series F...........................     52,300        1,297,040       7.56
         Maguire Properties, 7.625%,
            Series A...........................     90,500        2,248,925       7.67
         SL Green Realty Corp., 7.625%,
            Series C...........................    123,500        3,130,725       7.55
                                                             --------------
                                                                 28,251,456
                                                             --------------
    OFFICE/INDUSTRIAL                    0.07%
         PS Business Parks, 7.00%, Series H....     20,000          485,600       7.20
                                                             --------------
    RESIDENTIAL -- APARTMENT             2.70%
         Apartment Investment & Management Co.,
            9.375%, Series G...................      2,500           66,500       8.81
         Apartment Investment & Management Co.,
            7.875%, Series Y...................    146,000        3,613,500       7.95
         Apartment Investment & Management Co.,
            8.00%, Series V....................    185,400        4,625,730       8.02
         Apartment Investment & Management Co.,
            7.75%, Series U....................    120,000        2,942,400       7.90
         Apartment Investment & Management Co.,
            10.10%, Series Q...................      5,800          151,844       9.64
         Associated Estates Realty Corp.,
            8.70%, Series B....................     83,000        2,124,800       8.50
         Mid-America Apartment Communities,
            8.30%, Series H....................    120,800        3,104,560       8.07
         Post Properties, 8.50%, Series A......     12,000          696,000       7.33
         United Dominion Realty Trust, 8.60%,
            Series B...........................     25,000          656,000       8.19
                                                             --------------
                                                                 17,981,334
                                                             --------------

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                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    SHOPPING CENTER                      9.56%
       COMMUNITY CENTER                  1.36%
         Cedar Shopping Centers, 8.875%,
            Series A...........................     40,000   $    1,050,000       8.45%
         Developers Diversified Realty Corp.,
            8.60%, Series F....................     23,200          609,928       8.18
         Federal Realty Investment Trust,
            8.50%, Series B....................     20,000          530,000       8.02
         Ramco-Gershenson Property Trust,
            9.50%, Series B....................    189,100        5,091,518       8.85
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     16,000        1,760,000       7.73
                                                             --------------
                                                                  9,041,446
                                                             --------------
       FREE STANDING                     0.45%
         Commercial Net Lease Realty, 9.00%,
            Series A...........................    100,500        2,683,350       8.43
         Realty Income Corp., 7.375%,
            Series D...........................     13,300          346,332       7.08
                                                             --------------
                                                                  3,029,682
                                                             --------------
       REGIONAL MALL                     7.75%
         CBL & Associates Properties, 7.75%,
            Series C...........................    145,200        3,702,600       7.60
         CBL & Associates Properties, 7.375%,
            Series D...........................    270,000        6,674,400       7.46
         Glimcher Realty Trust, 8.75%,
            Series F...........................     40,000        1,040,000       8.41
         Glimcher Realty Trust, 8.125%,
            Series G...........................     80,000        2,008,000       8.09
         Mills Corp., 9.00%, Series B(a).......    714,100       18,852,240       8.56
         Mills Corp., 9.00%, Series C..........    140,000        3,662,400       8.60
         Mills Corp., 8.75%, Series E..........     80,000        2,089,600       8.37
         Pennsylvania Real Estate Investment
            Trust,
            11.00%, Series A...................     98,300        5,745,635       9.41
         Simon Property Group, 8.375%,
            Series J...........................     70,800        4,602,000       6.44
         Taubman Centers, 8.30%, Series A......     25,000          630,500       8.23
         Taubman Centers, 8.00%, Series G......    100,000        2,590,000       7.72
                                                             --------------
                                                                 51,597,375
                                                             --------------
         TOTAL SHOPPING CENTER.................                  63,668,503
                                                             --------------


-------------------
(a) 77,000 shares segregated as collateral for the interest rate swap transactions.

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                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    SPECIALTY                            0.30%
         Capital Automotive REIT, 7.50%,
            Series A...........................     80,000   $    1,980,000       7.58%
                                                             --------------
              TOTAL PREFERRED STOCK
                (Identified
                cost -- $153,442,474)..........                 159,091,624
                                                             --------------
              TOTAL EQUITIES (Identified
                cost -- $775,637,753)..........               1,012,402,441
                                                             --------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                    ----------
CORPORATE BOND                              1.37%
         Host Marriott, LP, 9.50%, due 1/15/07...   $3,200,000        3,392,000       8.96
         Ventas Realty, LP, 9.00%, due 5/1/12....    5,000,000        5,700,000       7.89
                                                                 --------------
         TOTAL CORPORATE BOND
            (Identified cost -- $8,038,187)......                     9,092,000
                                                                 --------------
COMMERCIAL PAPER                            0.73%
         Prudential FDG Corp., 2.12%, due
            04/01/05
            (Identified cost -- $4,873,000)......    4,873,000        4,873,000
                                                    ----------   --------------
TOTAL INVESTMENTS (Identified
  cost -- $788,548,940)...............    154.15%                 1,026,367,441(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES.........................      2.32%                    15,459,158
LIQUIDATION VALUE OF TAXABLE AUCTION
  MARKET PREFERRED SHARES: SERIES M,
  SERIES T, SERIES TH, and SERIES F
  (Equivalent to $25,000 per share
  based on 2,400 shares outstanding
  for Series M, Series T, Series TH,
  and Series F).......................    (36.05)%                 (240,000,000)
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M28 and
  SERIES W28
  (Equivalent to $25,000 based on
  2,040 shares outstanding for
  Series M28 and 3,400 shares
  outstanding for Series W28).........    (20.42)%                 (136,000,000)
                                          ------                  --------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $21.02 per share
  based on 31,681,637 shares of
  capital stock outstanding)..........    100.00%                $  665,826,599
                                          ------                 --------------
                                          ------                 --------------

-------------------
(a) At March 31, 2005, net unrealized appreciation was $237,818,501 based on cost for federal income tax purposes of $788,548,940. This consisted of aggregate gross unrealized appreciation on investments of $240,148,009 and aggregate gross unrealized depreciation on investments of $2,329,508.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products, UBS AG, Banc of America and Royal Bank of Canada. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 77,000 shares of Mills Corp., 9.00%, Series B as collateral for the interest rate swap transactions. Details of the interest rate swap transactions as of March 31, 2005 are as follows:

                                     NOTIONAL      FIXED      FLOATING RATE(a)                      UNREALIZED
           COUNTERPARTY               AMOUNT        RATE      (RESET MONTHLY)   TERMINATION DATE   APPRECIATION
----------------------------------  -----------  ----------   ---------------   ----------------   ------------
Banc of America...................  $11,850,000    3.215%         2.716%        October 2, 2008     $  440,926
Merrill Lynch Derivative
  Products........................  $38,000,000    2.930%         2.833%        October 18, 2005       107,529
Merrill Lynch Derivative
  Products........................  $38,000,000    3.660%         2.833%        October 18, 2007       562,207
Merrill Lynch Derivative
  Products........................  $38,000,000    4.160%         2.833%        October 18, 2009       584,408
Royal Bank of Canada..............  $11,850,000    3.680%         2.850%        October 22, 2008       265,961
Royal Bank of Canada..............  $11,850,000    4.258%         2.760%        October 22, 2008       414,051
UBS AG............................  $22,000,000    2.920%         2.833%        October 18, 2005        57,774
UBS AG............................  $22,000,000    3.642%         2.833%        October 18, 2007       327,811
UBS AG............................  $22,000,000    4.165%         2.833%        October 18, 2009       324,954
                                                                                                    ----------
                                                                                                    $3,085,621
                                                                                                    ----------
                                                                                                    ----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2005.

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                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/04..............                 $754,193,816            $23.81
    Net investment income..................  $ 13,177,589                  $ 0.42
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions........................   (84,801,135)                  (2.68)
Distributions from net investment income
  to:
    Common shareholders....................   (14,256,737)                  (0.45)
    Preferred shareholders.................    (2,486,934)                  (0.08)
                                             ------------                  ------
Net decrease in net asset value............                  (88,367,217)            (2.79)
                                                            ------------            ------
End of period: 3/31/2005...................                 $665,826,599            $21.02
                                                            ------------            ------
                                                            ------------            ------


-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2005) (UNAUDITED)

     BASED ON NET ASSET VALUE                         BASED ON MARKET VALUE
-----------------------------------            -----------------------------------
                    SINCE INCEPTION                                SINCE INCEPTION
ONE YEAR               (8/30/02)               ONE YEAR               (8/30/02)
--------            ---------------            --------            ---------------
 5.67%                  26.09%                  5.36%                  19.65%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

                                PRIVACY POLICY *

    In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

    We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

    We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

    The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

-------------------
* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                 FOR TOTAL RETURN:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                    COHEN & STEERS
                  REALTY SHARES                               INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX


             FOR HIGH CURRENT INCOME:                          FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                    COHEN & STEERS
                REALTY INCOME FUND                                 REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX


                 FOR TOTAL RETURN:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                    COHEN & STEERS
            INTERNATIONAL REALTY FUND                                UTILITY FUND


    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                            INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and president                (212) 832-3232

 Bonnie Cohen                          FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 George Grossman                       Boston, MA 02110
 Director
                                       TRANSFER AGENT -- COMMON SHARES
 Richard E. Kroon                      Equiserve Trust Company
 Director                              250 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       TRANSFER AGENT -- PREFERRED SHARES
 Frank K. Ross                         The Bank of New York
 Director                              100 Church Street
                                       New York, NY 10007
 Willard H. Smith Jr.
 Director                              LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
 C. Edward Ward, Jr.                   425 Lexington Avenue
 Director                              New York, NY 10017

 Adam Derechin                         New York Stock Exchange Symbol: RPF
 Vice president and assistant
 treasurer                             Web site: cohenandsteers.com

 Joseph M. Harvey                      This report is for shareholder
 Vice president                        information. This is not a prospectus
                                       intended for use in the purchase or sale
 John McLean                           of fund shares. Past performance is of
 Chief compliance officer              course no guarantee of future results
                                       and your investment may be worth more
 Lawrence B. Stoller                   or less at the time you sell.
 Assistant secretary


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                                       19

                        ------------------------------

                                COHEN & STEERS
                          PREMIUM INCOME REALTY FUND

                        ------------------------------



                               QUARTERLY REPORT
                                MARCH 31, 2005



COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

  Announcing our new open-end fund, Cohen & Steers International Realty Fund